UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 5, 2009


                                SNT CLEANING INC.
             (Exact name of registrant as specified in its charter)

         Nevada                       333-152356                98-0453936
(State or Other Jurisdiction         (Commission             (I.R.S. Employer
      of Incorporation)              File Number)         Identification Number)

                              1702 Chinachem Tower
                          34-37 Connaught Road Central
                                Hong Kong, China
                    (Address of principal executive offices)

                          Telephone: 011-852-3106-3103

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

APPOINTMENT OF  DIRECTOR & OFFICER

On December 5, 2009, the Company accepted the resignation of its President, Secretary and director, Robert Denman, and appointed John Martin as a Director of the Company, effective as of equal date.

John Martin is a resident of Hong Kong and has over 25 years of experience in business, investment banking, and real estate. Mr. Martin is the managing director of Panpacific Business Ltd. and Victoria and Grey Asset Company Ltd.

ITEM 8.01 OTHER EVENTS

NAME CHANGE

On December 5, 2009, the Company resolved to change its name from SNT Cleaning Inc. to Orofino Gold Corp. This name change is subject to final approval by Finra.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              SNT CLEANING INC.


Date: December 8, 2009                        /s/ John Martin
                                              -------------------------------
                                              Director

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